UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22801

Franklin ETF Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 5/31

Date of reporting period: 5/31/17

Item 1. Reports to Stockholders.

Franklin ETF Trust

Annual Report

May 31, 2017

Franklin Liberty Short Duration U.S. Government ETF Formerly, Franklin Short Duration U.S. Government ETF

FRANKLIN TEMPLETON INVESTMENTS

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Visit libertyshares.com for fund

updates and documents.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

libertyshares.com	Not part of the annual report	1

ANNUAL REPORT

Franklin Liberty Short Duration U.S. Government ETF

Formerly, Franklin Short Duration U.S. Government ETF

We are pleased to bring you Franklin Liberty Short Duration U.S. Government ETF’s annual report for the fiscal year ended May 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income as is consistent with prudent investing, while seeking preservation of capital, by investing at least 80% of its net assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.1 The Fund currently targets an estimated portfolio duration of three years or less.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

Performance Overview

For the 12 months under review, the Fund posted cumulative total returns of +1.04% based on market price and +0.97% based on net asset value. In comparison, the Bloomberg Barclays U.S. Government Index: 1-3 Year Component produced a +0.58% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 5.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to libertyshares.com or call (800) 342-5236.

Economic and Market Overview

The U.S. economy expanded during the 12 months under review. The economy strengthened in 2016’s third quarter, but moderated in the next two quarters, largely due to declines in private inventory investment and government spending. The manufacturing sector generally expanded, and the services sector also continued to grow. The unemployment rate decreased from 4.7% in May 2016 to 4.3% at period-end.3 Monthly retail sales were volatile, but grew during most of the period. Annual inflation, as measured by the Consumer Price Index, increased from 1.0% to 1.9% during the period.

After maintaining its target interest rate in the 0.25%–0.50% range for nearly a year, the U.S. Federal Reserve (Fed), at its December meeting, increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers noted improvement in the U.S. labor market and inflation. The Fed, at its March meeting, made the widely anticipated increase in its federal funds target rate to 0.75%–1.00%. Following a soft batch of data releases in April, the Fed, at its May meeting, kept its interest rate unchanged. However, the committee members viewed the recent economic slowdown as transitory, increasing market expectations of a rate hike at its June meeting.

1. Some securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest. The Fund’s net asset value, trading price and yield are not guaranteed and will fluctuate with market conditions. Please see the Fund’s prospectus for the level of credit support offered by government agency or instrumentality issues.

2. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

3. Source: Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 9.

Portfolio Composition*
Based on Total Net Assets as of 5/31/17

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

2	Annual Report	libertyshares.com

FRANKLIN LIBERTY SHORT DURATION U.S. GOVERNMENT ETF

The 10-year Treasury yield, which moves inversely to its price, shifted throughout the period. This yield declined earlier in the period due to negative interest rates in Japan and Europe, central banks’ purchases of government bonds and the U.K.’s historic referendum to leave the European Union in June 2016 (also known as “Brexit”). The yield rose in October due to positive economic data and signals from the Fed about the possibility of an increase in interest rates in the near term. The yield further increased in November and December, amid a bond market sell-off, based on investor expectations that possible expansionary fiscal policies under new U.S. President Donald Trump could lead to a stronger economy and higher inflation. However, geopolitical tensions in the Middle East and the Korean peninsula, U.S. political turmoil, soft U.S. economic data and uncertainty on whether the Fed would raise rates again in 2017 resulted in a decline in the yield in the latter part of the period. Overall, the 10-year U.S. Treasury yield rose from 1.84% at the beginning of the period to 2.21% at period-end.

Investment Strategy

We invest predominantly in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities, primarily from across multiple investment-grade debt sectors, including government and government agency debt securities, Treasury inflation protected securities (TIPS), and mortgage-backed securities (MBS), including adjustable rate mortgage securities (ARMs). When making investment decisions, we evaluate key factors including interest rates, inflation and risk premiums. Through a short duration portfolio, we seek to position the Fund to be less affected by interest rate changes than a fund with a longer duration. In addition, we may use interest-rate derivatives, such as U.S. Treasury futures, to obtain net long or short exposures to selected parts of the yield curve. Unlike many exchange-traded funds (ETFs) designed to replicate the performance of a specified index, the Fund is an actively managed ETF.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

Manager’s Discussion

During the period, the Fund’s exposure to agency ARMs was the main contributor to outperformance relative to the

Dividend Distributions*
6/1/16–5/31/17
Month	Dividend per Share (cents)
June	11.789
July	19.258
August	20.929
September	14.183
October	14.697
November	18.412
December	22.415
January	10.477
February	14.230
March	22.054
April	17.082
May	16.746
Total	202.272

*The distribution amount is the sum of all net investment income distributions for the period shown. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

benchmark. The Fund continued to focus on seasoned, shorter maturity, high-quality ARMs that tend to be less sensitive to interest rate changes. ARMs spreads tightened modestly during the period and prepayments remained range bound, both factors that contributed to performance. The Fund’s exposure to TIPS was also a significant source of outperformance relative to the benchmark. TIPS performance was driven by a significant increase in inflation expectations during the period. The Fund’s exposure to fixed-rate mortgage-backed securities and government agency debt securities modestly contributed to performance. The Fund had less duration than the benchmark, with positioning for yield curve flattening, but the contribution to performance was neutral.

What is the yield curve?

The yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares three-month, two-year and 30-year U.S. Treasury debt.

The Fund invested in U.S. Treasuries, agency debentures, agency mortgage pass-through securities and other U.S. government-related bonds and cash investments. We looked for valuations we considered attractive within lower interest-rate risk government bond markets with a focus on high

libertyshares.com	Annual Report	3

FRANKLIN LIBERTY SHORT DURATION U.S. GOVERNMENT ETF

current income. We used U.S. Treasury futures contracts for duration management. Over the period, the futures positions had a net realized gain.

Thank you for your participation in Franklin Liberty Short Duration U.S. Government ETF. We look forward to serving your future investment needs.

Roger A. Bayston

Patrick A. Klein

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2017, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4	Annual Report	libertyshares.com

FRANKLIN LIBERTY SHORT DURATION U.S. GOVERNMENT ETF

Performance Summary as of May 31, 2017

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/6/13), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/171

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
1-Year	+0.97%	+1.04%	+0.97%	+1.04%
3-Year	+2.06%	+2.03%	+0.68%	+0.68%
Since Inception (11/4/13)	+3.17%	+2.88%	+0.88%	+0.80%

	30-Day Standardized Yield[6]
Distribution Rate[5]	(with waiver)	(without waiver)
2.08%	1.07%	0.99%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to libertyshares.com or call (800) 342-5236.

See page 7 for Performance Summary footnotes.

libertyshares.com	Annual Report	5

FRANKLIN LIBERTY SHORT DURATION U.S. GOVERNMENT ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return is calculated at net asset value and represents the change in value of an investment over the periods shown. It includes any Fund fees and expenses, and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/4/13–5/31/17

See page 7 for Performance Summary footnotes.

6	Annual Report	libertyshares.com

FRANKLIN LIBERTY SHORT DURATION U.S. GOVERNMENT ETF

PERFORMANCE SUMMARY

Distributions (6/1/16–5/31/17)

Net Investment Income
$2.02272

Total Annual Operating Expenses8

With Waiver	Without Waiver
0.30%	0.40%

All investments involve risks, including possible loss of principal. Interest rate movements, unscheduled mortgage prepayments and other risk factors will affect the Fund’s share price and yield. Bond prices, and thus a fund’s share price, generally move in the opposite direction of interest rates. Therefore, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a discussion of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The Fund has an expense reduction and a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 9/30/17. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Distribution rate is based on an annualization of the 16.746 cent per share May dividend and the NAV of $96.75 per share on 5/31/17.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays U.S. Government Index: 1-3 Year Component includes public obligations of the U.S. Treasury with at least one year up to, but not including, three years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

libertyshares.com	Annual Report	7

FRANKLIN LIBERTY SHORT DURATION U.S. GOVERNMENT ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Beginning Account Value 12/1/16	Ending Account Value 5/31/17	Expenses Paid During Period 12/1/16–5/31/17[1,2]	Ending Account Value 5/31/17	Expenses Paid During Period 12/1/16–5/31/17[1,2]	Net Annualized Expense Ratio[2]
$1,000	$1,005.60	$1.50	$1,023.44	$1.51	0.30%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

8	Annual Report	libertyshares.com

FRANKLIN ETF TRUST

Financial Highlights

Franklin Liberty Short Duration U.S. Government ETF

	Year Ended May 31,
	2017	2016	2015	2014[a]
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$97.83	$99.03	$99.98	$100.00

Income from investment operations[b]:

Net investment income[c]	1.02	0.72	0.64	0.41

Net realized and unrealized gains (losses)	(0.08)	(0.39)	0.09	0.67

Total from investment operations	0.94	0.33	0.73	1.08

Less distributions from net investment income	(2.02)	(1.53)	(1.68)	(1.10)

Net asset value, end of year	$96.75	$97.83	$99.03	$99.98

Total return[d]	0.97%	0.34%	0.74%	1.08%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.39%	0.40%	0.68%	0.61%

Expenses net of waiver and payments by affiliates	0.30%	0.30%	0.30%	0.30%

Net investment income	1.05%	0.73%	0.64%	0.71%

Supplemental data

Net assets, end of year (000’s)	$169,406	$183,521	$47,139	$27,595

Portfolio turnover rate	134.97%	145.14%	198.41%	98.35%

Portfolio turnover rate excluding mortgage dollar rolls[f]	75.90%	62.17%	140.19%	64.98%

aFor the period November 4, 2013 (commencement of operations) to May 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of creation unit Fund shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fSee Note 1(d) regarding mortgage dollar rolls.

libertyshares.com	The accompanying notes are an integral part of these financial statements. | Annual Report	9

FRANKLIN ETF TRUST

Statement of Investments, May 31, 2017

Franklin Liberty Short Duration U.S. Government ETF

		Principal Amount	Value

	U.S. Government and Agency Securities 37.5%
	Dragon 2012 LLC, secured bond, 1.972%, 3/12/24	$62,442	$62,045
	FHLB, 1.375%, 6/12/20	1,400,000	1,391,803
	FHLMC, 1.25%, 8/01/19	1,500,000	1,495,597
	FHLMC, 1.25%, 10/02/19	3,500,000	3,487,897
	FHLMC, 1.375%, 5/01/20	1,525,000	1,521,435
	FHLMC, 1.75%, 5/30/19	1,250,000	1,260,859
	FHLMC, 2.375%, 1/13/22	1,000,000	1,025,842
	FICO, A-P, Strip, 10/06/17	1,000,000	995,928
	FICO, D-P, Strip, 9/26/19	1,585,000	1,525,404
	FICO, E-P, Strip, 11/02/18	225,000	220,432
	FNMA, 1.625%, 1/21/20	1,000,000	1,004,945
	FNMA, 1.75%, 6/20/19	3,000,000	3,022,995
	FNMA, 1.75%, 9/12/19	1,350,000	1,360,857
	FNMA, 1.75%, 11/26/19	1,300,000	1,310,525
	FNMA, 2.625%, 9/06/24	350,000	361,660
	FNMA, 6.625%, 11/15/30	250,000	359,499
	FNMA, 7.125%, 1/15/30	250,000	367,689
	Iraq Government Agency for International Development Bonds, 2.149%, 1/18/22	1,250,000	1,264,349
	Israel Government Agency for International Development Bonds, 5.50%, 9/18/23	300,000	358,329
	Overseas Private Investment Corp., A, zero cpn., 11/15/20	225,000	271,351
	Private Export Funding Corp., secured bond, BB, 4.30%, 12/15/21	1,500,000	1,651,381
	secured note, LL, 2.25%, 3/15/20	1,600,000	1,628,867
	senior secured note, MM, 2.30%, 9/15/20	1,550,000	1,574,577
	Residual Funding Corp., senior bond, Strip, 7/15/20	875,000	830,907
	TVA, 5.50%, 7/18/17	500,000	502,991
a	U.S. Treasury Bond, Index Linked, 1.375%, 1/15/20	2,592,997	2,711,380
	U.S. Treasury Note,
	0.875%, 6/15/19	3,000,000	2,975,274
	1.00%, 8/31/19	1,500,000	1,489,599
	1.00%, 11/15/19	3,000,000	2,975,448
	1.25%, 3/31/19	4,200,000	4,198,442
	1.375%, 12/31/18	2,800,000	2,805,578
	1.375%, 1/15/20	4,000,000	4,000,624
	1.50%, 5/31/19	1,500,000	1,506,532
	1.50%, 11/30/19	2,500,000	2,508,837
	1.625%, 12/31/19	1,500,000	1,509,756
	[a]Index Linked, 0.125%, 1/15/23	1,099,504	1,101,705
	[a]Index Linked, 0.125%, 7/15/24	4,620,330	4,598,039
	[a]Index Linked, 0.625%, 7/15/21	2,163,380	2,239,140
	Ukraine Government Agency for International Development Bonds, 1.844%, 5/16/19	120,000	121,579

	Total U.S. Government and Agency Securities (Cost $63,452,299)		63,600,097

	Mortgage-Backed Securities 61.0%
b	Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 15.6%
	FHLMC, 2.429% - 2.76%, 7/01/29 - 7/01/34	1,285,035	1,356,276
	FHLMC, 2.763% - 2.845%, 9/01/27 - 6/01/37	1,128,420	1,189,355
	FHLMC, 2.848% - 2.865%, 11/01/34 - 8/01/38	1,183,610	1,249,934
	FHLMC, 2.871% - 2.891%, 1/01/28 - 10/01/38	1,515,309	1,592,293
	FHLMC, 2.896% - 2.946%, 11/01/33 - 1/01/37	1,375,284	1,448,619
	FHLMC, 2.952% - 3.05%, 9/01/29 - 11/01/36	1,500,113	1,582,221
	FHLMC, 3.052% - 3.132%, 5/01/33 - 2/01/36	1,093,350	1,159,186
	FHLMC, 3.179%, 9/01/37	1,290,648	1,363,803
	FHLMC, 3.15% - 3.182%, 8/01/34 - 1/01/42	1,596,716	1,688,041
	FHLMC, 3.196% - 3.199%, 1/01/26 - 6/01/41	1,564,520	1,656,200
	FHLMC, 3.208% - 3.259%, 5/01/35 - 6/01/37	1,005,790	1,059,919
	FHLMC, 3.263% - 3.267%, 12/01/35 - 1/01/38	1,448,111	1,522,125
	FHLMC, 3.295%, 9/01/37	2,197,821	2,330,656

10	Annual Report	libertyshares.com

FRANKLIN ETF TRUST

STATEMENT OF INVESTMENTS

Franklin Liberty Short Duration U.S. Government ETF (continued)

		Principal Amount	Value
	Mortgage-Backed Securities (continued)
b	Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate (continued)

	FHLMC, 3.41%, 8/01/41	$1,295,945	$1,366,409
	FHLMC, 3.434%, 5/01/40	2,106,859	2,237,477
	FHLMC, 3.274% - 3.484%, 1/01/29 - 4/01/40	1,170,773	1,238,397
	FHLMC, 3.50%, 3/01/35	988,219	1,045,824
	FHLMC, 3.518% - 5.508%, 8/01/24 - 4/01/37	1,259,365	1,331,124

			26,417,859

	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 4.9%
	FHLMC, 3.31%, 5/25/23	1,600,000	1,693,433
	FHLMC, 3.32%, 4/25/23	1,250,000	1,330,118
	FHLMC, 3.32%, 2/25/23	1,250,000	1,323,633
	FHLMC, 3.06% - 3.458%, 7/25/23 - 8/25/23	1,352,000	1,423,376
c	FHLMC, 3.50%, 6/15/46	450,000	464,524
	FHLMC, 3.50%, 3/01/47	1,979,508	2,045,357

			8,280,441

b	Federal National Mortgage Association (FNMA) Adjustable Rate 33.5%
	FNMA, 2.534%, 8/01/37	1,627,230	1,678,128
	FNMA, 1.875% - 2.633%, 9/01/17 - 11/01/40	1,279,129	1,323,323
	FNMA, 2.635% - 2.661%, 4/01/18 - 11/01/35	1,391,474	1,448,535
	FNMA, 2.676% - 2.706%, 8/01/32 - 11/01/35	1,555,559	1,621,827
	FNMA, 2.706% - 2.759%, 2/01/25 - 2/01/36	1,438,822	1,503,612
	FNMA, 2.771%, 5/01/35	2,046,315	2,149,188
	FNMA, 2.765% - 2.82%, 12/01/24 - 4/01/40	1,364,841	1,437,250
	FNMA, 2.874%, 7/01/38	2,167,007	2,284,329
	FNMA, 2.821% - 2.877%, 5/01/32 - 12/01/40	1,589,622	1,664,458
	FNMA, 2.878% - 2.882%, 4/01/34 - 6/01/36	1,205,821	1,269,734
	FNMA, 2.883% - 2.899%, 1/01/32 - 7/01/38	1,279,906	1,348,662
	FNMA, 2.915%, 6/01/34	1,401,148	1,475,912
	FNMA, 2.917%, 5/01/36	2,488,549	2,629,640
	FNMA, 2.903% - 2.925%, 5/01/33 - 2/01/37	1,206,620	1,268,564
	FNMA, 2.945%, 11/01/35	1,526,944	1,589,062
	FNMA, 2.929% - 2.952%, 6/01/34 - 4/01/36	1,599,514	1,683,815
	FNMA, 2.954%, 10/01/35	1,155,465	1,218,061
	FNMA, 2.969% - 2.989%, 12/01/32 - 9/01/39	1,269,680	1,342,807
	FNMA, 2.998% - 3.052%, 1/01/28 - 8/01/39	1,264,388	1,330,780
	FNMA, 3.055% - 3.075%, 12/01/34 - 9/01/37	1,064,314	1,120,813
	FNMA, 3.087%, 9/01/43	1,377,586	1,452,577
	FNMA, 3.075% - 3.10%, 5/01/35 - 8/01/38	1,260,491	1,334,186
	FNMA, 3.103% - 3.118%, 1/01/25 - 7/01/41	1,318,290	1,388,626
	FNMA, 3.138%, 10/01/40	1,755,790	1,856,609
	FNMA, 3.118% - 3.16%, 12/01/32 - 3/01/42	1,563,728	1,646,458
	FNMA, 3.167% - 3.168%, 6/01/35 - 1/01/38	1,428,557	1,503,820
	FNMA, 3.188%, 9/01/37	1,326,166	1,402,979
	FNMA, 3.176% - 3.209%, 12/01/30 - 9/01/38	1,548,422	1,635,926
	FNMA, 3.211% - 3.23%, 1/01/33 - 9/01/40	1,565,306	1,654,165
	FNMA, 3.24% - 3.243%, 10/01/39 - 2/01/40	1,161,582	1,229,191
	FNMA, 3.244% - 3.25%, 10/01/33 - 4/01/40	1,490,712	1,574,702
	FNMA, 3.25% - 3.261%, 2/01/35 - 12/01/39	1,601,820	1,690,157
	FNMA, 3.263% - 3.287%, 4/01/33 - 11/01/37	1,404,131	1,478,631
	FNMA, 3.342%, 2/01/41	1,583,313	1,678,814
	FNMA, 3.317% - 3.37%, 4/01/33 - 9/01/39	1,214,281	1,285,634
	FNMA, 3.37% - 3.493%, 4/01/33 - 5/01/40	1,307,644	1,383,651
	FNMA, 3.515% - 4.875%, 10/01/27 - 6/01/36	1,044,377	1,107,752

			56,692,378

libertyshares.com	Annual Report	11

FRANKLIN ETF TRUST

STATEMENT OF INVESTMENTS

Franklin Liberty Short Duration U.S. Government ETF (continued)

		Principal Amount	Value
	Mortgage-Backed Securities (continued)
	Federal National Mortgage Association (FNMA) Fixed Rate 4.9%
	FNMA, 3.00%, 2/01/32	$6,771,497	$6,989,754
c	FNMA, 3.50%, 6/15/45	1,250,000	1,290,277

			8,280,031

	Government National Mortgage Association (GNMA) Fixed Rate 2.1%
	GNMA II Pool, 3.50%, 3/20/47	3,483,383	3,637,125

	Total Mortgage-Backed Securities (Cost $103,548,739)		103,307,834

	Total Investments before Short Term Investments (Cost $167,001,038)		166,907,931

		Shares
	Short Term Investments (Cost $4,589,062) 2.7%
	Money Market Funds 2.7%
d,e	Institutional Fiduciary Trust Money Market Portfolio, 0.44%	4,589,062	4,589,062

	Total Investments (Cost $171,590,100) 101.2%		171,496,993
	Other Assets, less Liabilities (1.2)%		(2,090,937)

	Net Assets 100.0%		$169,406,056

a Principal amount of security is adjusted for inflation. See Note 1(f).

b The coupon rate shown represents the rate at period end.

c Security purchased on a to-be-announced (TBA) basis. See Note 1(b).

d The rate shown is the annualized seven-day yield at period end.

e See Note 3(c) regarding investments in affiliated management investment companies.

At May 31, 2017, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Interest Rate Contracts
U.S. Treasury 5 Yr. Note	Short	48	$5,679,000	9/29/17	$—	$(7,714)
U.S. Treasury 10 Yr. Note	Short	92	11,619,313	9/20/17	—	(27,543)
U.S. Treasury Long Bond	Short	5	769,063	9/20/17	—	(5,950)
U.S. Treasury Ultra 10 Yr. Note	Short	27	3,664,828	9/20/17	—	(13,989)

Net unrealized appreciation (depreciation)						$(55,196)

See Note 7 regarding other derivative information.

See Abbreviations on page 21.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	libertyshares.com

FRANKLIN ETF TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

May 31, 2017

Franklin Liberty Short Duration U.S. Government ETF

Assets:
Investments in securities:
Cost – Unaffiliated issuers	$167,001,038
Cost – Non-controlled affiliates (Note 3c)	4,589,062

Total cost of investments	$171,590,100

Value – Unaffiliated issuers	$166,907,931
Value – Non-controlled affiliates (Note 3c)	4,589,062

Total value of investments	171,496,993
Receivables:
Investment securities sold	678,110
Interest	553,157
Due from brokers	213,600

Total assets	172,941,860

Liabilities:
Payables:
Investment securities purchased	3,164,147
Management fees	10,921
Distributions to shareholders	293,222
Trustees’ fees and expenses	622
Variation margin	24,712
Accrued expenses and other liabilities	42,180

Total liabilities	3,535,804

Net assets, at value	$169,406,056

Net assets consist of:
Paid-in capital	$173,734,499
Undistributed net investment income	41,894
Net unrealized appreciation (depreciation)	(148,303)
Accumulated net realized gain (loss)	(4,222,034)

Net assets, at value	$169,406,056

Shares outstanding	1,751,000

Net asset value per share	$96.75

libertyshares.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN ETF TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended May 31, 2017

Franklin Liberty Short Duration U.S. Government ETF

Investment income:
Dividends:
Non-controlled affiliates (Note 3c)	$2,417
Interest	3,492,850
Inflation principle adjustments	313,266
Paydown gain (loss)	(1,495,241)

Total investment income	2,313,292

Expenses:
Management fees (Note 3a)	515,143
Transfer agent fees	11,594
Custodian fees (Note 4)	1,546
Reports to shareholders	12,353
Registration and filing fees	24,652
Professional fees	56,862
Trustees’ fees and expenses	8,033
Pricing fees	34,654
Other	11,753

Total expenses	676,590

Expense reductions (Note 4)	(112)
Expenses waived/paid by affiliates (Note 3c and 3d)	(161,249)

Net expenses	515,229

Net investment income	1,798,063

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(118,867)
Futures contracts	3,504

Net realized gain (loss)	(115,363)

Net change in unrealized appreciation (depreciation) on:
Investments	(8,585)
Futures contracts	(4,134)

Net change in unrealized appreciation (depreciation)	(12,719)

Net realized and unrealized gain (loss)	(128,082)

Net increase (decrease) in net assets resulting from operations	$1,669,981

14	Annual Report | The accompanying notes are an integral part of these financial statements.	libertyshares.com

FRANKLIN ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Liberty Short Duration U.S. Government ETF

	Year Ended May 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$1,798,063	$1,254,690
Net realized gain (loss)	(115,363)	(170,524)
Net change in unrealized appreciation (depreciation)	(12,719)	(432,515)

Net increase (decrease) in net assets resulting from operations	1,669,981	651,651

Distributions to shareholders from net investment income	(3,529,254)	(2,822,427)

Capital share transactions (Note 2)	(12,255,976)	138,553,112

Net increase (decrease) in net assets	(14,115,249)	136,382,336
Net assets:
Beginning of year	183,521,305	47,138,969

End of year	$169,406,056	$183,521,305

Undistributed net investment income included in net assets:
End of year	$41,894	$25,399

libertyshares.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN ETF TRUST

FRANKLIN LIBERTY SHORT DURATION U.S. GOVERNMENT ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin ETF Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of one fund, Franklin Liberty Short Duration U.S. Government ETF (Fund) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund is an exchange traded fund (ETF) and is actively managed, thus it is not designed to track an index.

Effective June 1, 2016, Franklin Short Duration U.S. Government ETF was renamed Franklin Liberty Short Duration U.S. Government ETF.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Derivative financial instruments listed on an exchange are valued at the official closing price of the day.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a TBA Basis

The Fund purchases securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Sufficient assets have been segregated for these securities.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the

16	Annual Report	libertyshares.com

FRANKLIN ETF TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Liberty Short Duration U.S. Government ETF (continued)

1. Organization and Significant Accounting Policies (continued)

c. Derivative Financial Instruments (continued)

counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as variation margin payable or receivable in the Statement of Assets and Liabilities.

See Note 7 regarding other derivative information.

d. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage-backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

e. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately in the Statement of Operations. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

libertyshares.com	Annual Report	17

FRANKLIN ETF TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Liberty Short Duration U.S. Government ETF (continued)

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

Shares of the Fund are issued and redeemed at their respective NAV only in blocks of 25,000 shares or multiples thereof (Creation Units). Only certain large institutional investors (Authorized Participants) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than one Creation Unit. The market price of the Fund shares will be based on the price in the secondary market which may be at, above or below the most recent NAV. Creation Units may be issued and redeemed for cash and/or in-kind. For the year ended May 31, 2017, all Creation Unit transactions were made in cash.

Authorized participants pay a standard transaction fee to the shareholder servicing agent when purchasing or redeeming Creation Units of the Fund regardless of the number of Creation Units that are being created or redeemed on the same day by the Authorized Participant. The standard transaction fee is imposed to offset transfer and other transaction costs associated with the issuance or redemption of Creation Units and is not charged to or paid by the Fund.

In addition, for cash Creation Unit transactions, a variable fee for creation and redemption transactions may be charged to the Authorized Participant to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades. Variable fees received by the Fund, if any, are included in capital share transactions in the Statements of Changes in Net Assets.

At May 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended May 31, 2017		Year Ended May 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	225,000	$21,900,377	1,500,000	$148,338,422
Shares redeemed	(350,000)	(34,156,353)	(100,000)	(9,785,310)

Net increase (decrease)	(125,000)	$(12,255,976)	1,400,000	$138,553,112

18	Annual Report	libertyshares.com

FRANKLIN ETF TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Liberty Short Duration U.S. Government ETF (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.30% per year of the average daily net assets of the Fund.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended May 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.44%	3,967,483	89,282,091	(88,660,512)	4,589,062	$4,589,062	$2,417	$—	0.02%

d. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding acquired fund fees and expenses) of the Fund do not exceed 0.30% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until September 30, 2017.

e. Other Affiliated Transactions

At May 31, 2017, the shares of the Fund were owned by the following entities:

	Shares	Percentage of Outstanding Shares[a]
Franklin 529 Portfolios	657,386	37.54%
Franklin Total Return Fund	500,000	28.56%
Franklin Resources Inc.	214,908	12.27%

	1,372,294	78.37%

aInvestment activities of significant shareholders could have a material impact on the Fund.

libertyshares.com	Annual Report	19

FRANKLIN ETF TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Liberty Short Duration U.S. Government ETF (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At May 31, 2017, the capital loss carryforwards were as follows:

Capital loss carryforwards:
Short term	$1,875,172
Long term	2,203,974

Total capital loss carryforwards	$4,079,146

The tax character of distributions paid during the years ended May 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from ordinary income	$3,529,254	$2,822,427

At May 31, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$171,857,983

Unrealized appreciation	$394,027
Unrealized depreciation	(755,017)

Net unrealized appreciation (depreciation)	$(360,990)

Distributable earnings – undistributed ordinary income	$406,225

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2017, aggregated $239,854,933 and $268,353,587, respectively.

7. Other Derivative Information

At May 31, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin	$—	Variation margin	$55,196[a]

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

20	Annual Report	libertyshares.com

FRANKLIN ETF TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Liberty Short Duration U.S. Government ETF (continued)

7. Other Derivative Information (continued)

For the year ended May 31, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Net Realized Gain (Loss) for the Year	Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Futures contracts	$3,504	Futures contracts	$(4,134)

For the year ended May 31, 2017, the average month end fair value of derivatives represented 0.1% of average month end net assets. The average month end number of open derivative contracts for the year was 4.

See Note 1(c) regarding derivative financial instruments.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of May 31, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
U.S. Government and Agency Securities	$—	$63,600,097	$—	$63,600,097
Mortgage-Backed Securities	—	103,307,834	—	103,307,834
Short Term Investments	4,589,062	—	—	4,589,062

Total Investments in Securities	$4,589,062	$166,907,931	$—	$171,496,993

Liabilities:
Other Financial Instruments:
Futures Contracts	$55,196	$—	$—	$55,196

libertyshares.com	Annual Report	21

FRANKLIN ETF TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Liberty Short Duration U.S. Government ETF (continued)

9. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio
FHLB	Federal Home Loan Bank
FICO	Financing Corp.
TVA	Tennessee Valley Authority

22	Annual Report	libertyshares.com

FRANKLIN ETF TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin ETF Trust and Shareholders of the Franklin Liberty Short Duration U.S. Government ETF:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Liberty Short Duration U.S. Government ETF (the “Fund”) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

San Francisco, California

July 17, 2017

libertyshares.com	Annual Report	23

FRANKLIN ETF TRUST

FRANKLIN LIBERTY SHORT DURATION U.S. GOVERNMENT ETF

Tax Information (unaudited)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $3,500,171 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended May 31, 2017.

24	Annual Report	libertyshares.com

FRANKLIN ETF TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2012	140	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	134	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and H.J. Heinz Company (processed foods and allied products) (1998-2006)

Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly, Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2012	140	Hess Corporation (exploration and refining of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

libertyshares.com	Annual Report	25

FRANKLIN ETF TRUST

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2012	140	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2012	140	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee and Lead Independent Trustee since 2012	114	None

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2012	156	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

26	Annual Report	libertyshares.com

FRANKLIN ETF TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board and Trustee since 2013	140	None

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FT AlphaParity, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, U.S. Fund Administration Reporting & Fund Tax, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

libertyshares.com	Annual Report	27

FRANKLIN ETF TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

28	Annual Report	libertyshares.com

FRANKLIN ETF TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report.

Note 3: Effective November 1, 2016, Frank A. Olson ceased to be a trustee of the trust.

It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr.Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr.Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2012. As a result of such background and experience, the Board believes that Mr.Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases. The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.

Shareholders may download the SAI at libertyshares.com or call (800) DIAL BEN/342-5236 to request the SAI.

libertyshares.com	Annual Report	29

FRANKLIN ETF TRUST

FRANKLIN LIBERTY SHORT DURATION U.S. GOVERNMENT ETF

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN ETF TRUST

Franklin Liberty Short Duration U.S. Government ETF

(Fund)

At an in-person meeting held on February 28, 2017 (Meeting), the Board of Trustees (Board) of Franklin ETF Trust, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2016. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also

30	Annual Report	libertyshares.com

FRANKLIN ETF TRUST

FRANKLIN LIBERTY SHORT DURATION U.S. GOVERNMENT ETF

reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional short U.S. government funds. The Board noted that the Fund’s annualized total return for the one- and three-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory, noting that the Fund has been operational for less than five years.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from the fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and two ultra-short obligation funds, two short-intermediate investment-grade debt funds, one short investment-grade debt fund and one core bond fund. The Board noted that the Management Rate for the Fund was below the median of its Expense Group, and its actual total expense ratio was equal to the median and in the first quintile of its Expense Group.

The Board concluded that the Management Rate charged to the Fund is fair and reasonable. In doing so, the Board noted that the Fund’s actual total expense ratio reflected a fee waiver from management.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm has been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided to the Fund.

libertyshares.com	Annual Report	31

FRANKLIN ETF TRUST

FRANKLIN LIBERTY SHORT DURATION U.S. GOVERNMENT ETF

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board noted that the Fund is not of a sufficient size to likely be able to realize economies of scale.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of the Funds and the Funds’ net asset value may be found on the Funds’ website at libertyshares.com.

32	Annual Report	libertyshares.com

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report
Franklin Liberty Short Duration U.S. Government ETF Formerly, Franklin Short Duration U.S. Government ETF
Investment Manager Franklin Advisers, Inc.	Distributor Franklin Templeton Distributors, Inc. (800) DIAL BEN®/342-5236 libertyshares.com	Investor Services Transfer Agent BNY Mellon (855) 231-1706 111 Sanders Creek Parkway East Syracuse, NY 13057

© 2017 Franklin Templeton Investments. All rights reserved.	FTSD A 07/17

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $28,957 for the fiscal year ended May 31, 2017 and $28,882 for the fiscal year ended May 31, 2016.

(b)	Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)	Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)	All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended May 31, 2017 and $71 for the fiscal year ended May 31, 2016. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $255,000 for the fiscal year ended May 31, 2017 and $663,151 for the fiscal year ended May 31, 2016. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment, and review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $255,000 for the fiscal year ended May 31, 2017 and $663,222 for the fiscal year ended May 31, 2016.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

.

Item 5. Audit Committee of Listed Registrants.

N/A

Item 6. Schedule of Investments.

N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN ETF TRUST

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date July 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date July 27, 2017

By	/s/ Gaston Gardey
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date July 27, 2017